UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2023

Acumen Pharmaceuticals, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40551	36-4108129
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

427 Park St., Charlottesville, Virginia	22902
(Address of Principal Executive Offices)	(Zip Code)

(434) 297-1000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	ABOS	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 27, 2023, Acumen Pharmaceuticals, Inc. (the “Company”) entered into an amendment (“Amendment No. 1”) to the Sales Agreement, dated as of July 1, 2022 (the “Sales Agreement” and, as amended by Amendment No. 1, the “Amended Sales Agreement”) with BofA Securities, Inc., Stifel, Nicolaus & Company, Incorporated and BTIG, LLC (collectively referred to as “Sales Agents” and each individually a “Sales Agent”), pursuant to which the Company may sell its common stock, par value $0.0001 per share, from time to time through the Sales Agents in sales deemed to be “at the market offerings” as defined in Rule 415 promulgated under the Securities Act of 1934, as amended (the “Securities Act”).

Amendment No. 1 adds BTIG, LLC as an additional Sales Agent to the Sales Agreement and is filed as Exhibit 1.1 to this Current Report on Form 8-K. The foregoing description of Amendment No. 1 is qualified in its entirety by reference to such exhibit.

As of April 26, 2023, the Company has sold 422,160 shares of its common stock having an aggregate offering price of approximately $4,246,131 under the Sales Agreement, pursuant to a prospectus dated July 1, 2022, relating to the offer and sale of shares of its common stock, having an aggregate offering price of up to $50,000,000.

The information contained in this Form 8-K (including the exhibits hereto) is hereby incorporated by reference into the Company’s Registration Statement on Form S-3 (Registration No. 333-266004).

Item 8.01 Other Events.

The opinion of the Company’s counsel regarding the validity of the shares of common stock that will be issued pursuant to the Amended Sales Agreement and the related prospectus supplement to be filed by the Company is filed herewith as Exhibit 5.1 and is incorporated by refence herein.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any offer, solicitation, or sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 9.01 Financial Statements and Exhibits.

(d). Exhibits

Exhibit No.	Description

1.1	Amendment No. 1 to the Sales Agreement, dated April 27, 2023, by and among Acumen Pharmaceuticals, Inc., BofA Securities, Inc., Stifel, Nicolaus & Company, Incorporated and BTIG, LLC

5.1	Opinion of Ropes & Gray LLP

23.1	Consent of Ropes & Gray LLP (included in Exhibit 5.1 hereof)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Acumen Pharmaceuticals, Inc.

Dated: April 27, 2023	By:	/s/ Matthew Zuga
Matthew Zuga
Chief Financial Officer and Chief Business Officer